UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2023

BioLife Solutions, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36362	94-3076866
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3303 Monte Villa Parkway, Suite 310
Bothell, Washington	98021
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 402-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BLFS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 15, 2023, the Board of Directors (the “Board”) of BioLife Solutions, Inc., a Delaware corporation (the “Company”), approved the Amendment to Employment Terms (the “Amendment”) with certain named executive officers of the Company listed in the table below, in addition to other executive officers (the “Executives”). The Amendment provides that, for base salary earned on and after August 14, 2023 through December 31, 2023, the Company will pay each Executive a percentage of his or her base salary in the form of cash (the “Cash Percentage”) and the remaining percentage (the “Stock Percentage”) in the form of fully vested shares of the Company’s common stock, par value $0.001 per share (the “Shares”), issued under and subject to the Company’s 2023 Omnibus Performance Incentive Plan, as amended from time to time (the “Plan”). The number of Shares paid to each Executive on any payroll date will be determined by dividing the Stock Percentage portion of such Executive’s base salary by the closing price of a Share on the trading day immediately preceding such payroll date, rounded down to the nearest whole Share. Such percentages for each Executive are set forth in the table below.

Executive	Cash Percentage	Stock Percentage
Michael Rice	50%	50%
Karen Foster	70%	30%
Troy Wichterman	70%	30%
Aby Mathew	0%	100%

Each member of the Board also agreed to receive all cash payments due for service on the Board for the remainder of the calendar year in the form of fully vested Shares under and subject to the Plan. The number of Shares paid to each director on any payment date will be determined by dividing the amount of the payments due to such director by the closing price of a Share on the trading day immediately preceding such payment date, rounded down to the nearest whole Share.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a form of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Amendment to Employment Terms
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioLife Solutions, Inc.

Date: August 16, 2023	By:	/s/ Troy Wichterman
Name: Troy Wichterman Title: Chief Financial Officer